UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California	91201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Appointment of Lewis W. Coleman

On December 5, 2005, DreamWorks Animation SKG, Inc. (the “Company”) announced that it has appointed Lewis W. Coleman as President. A copy of the press release announcing the appointment of Mr. Coleman as President of the Company is attached hereto as Exhibit 99.1.

In connection with his appointment as President of the Company, Mr. Coleman has entered into an employment agreement with the Company, effective as of December 5, 2005 (the “Employment Agreement”). The Employment Agreement provides for a three-year term with an annual base salary of $1,250,000. In connection with his appointment as President, the compensation committee (the “Compensation Committee”) of the Board of Directors (the “Board”) approved an initial equity incentive award to Mr. Coleman consisting of restricted stock and stock appreciation rights with an aggregate grant-date value of $2,750,000.

In addition, beginning at the end of 2006, Mr. Coleman (i) will be entitled to receive, in lieu of additional salary, annual equity incentive awards of restricted stock and stock appreciation rights (or such other form of equity-based compensation as the Compensation Committee may determine) that have an annual aggregate grant-date value of $500,000 and (ii) subject to the approval of the Compensation Committee, will be eligible to receive annual equity incentive awards of restricted stock and stock appreciation rights (or such other form of equity-based compensation as the Compensation Committee may determine) that have an annual aggregate grant-date value, depending on the Company’s performance, ranging between $1,000,000 and $1,750,000. Mr. Coleman will also be eligible, beginning at the end of 2006, subject to annual approval by the Compensation Committee, to receive annual equity incentive awards of restricted stock and stock appreciation rights (or such other form of equity-based compensation as the Compensation Committee may determine) that have an annual aggregate grant-date value targeted at $2,750,000. These awards will vest over a period of up to four years and the vesting of such awards will be contingent on the achievement of certain target performance goals as established by the Compensation Committee. In addition the Compensation Committee may, but is not obligated to, make additional grants of equity or non-equity based compensation to Mr. Coleman in certain circumstances. After the end of the three-year term of the employment agreement, grants that have not yet vested may continue to vest if performance goals are achieved.

The Employment Agreement provides that the Company may terminate Mr. Coleman’s employment with or without cause (as defined in the Employment Agreement) and Mr. Coleman may terminate his employment for good reason (as defined in the Employment Agreement). If the Company terminates his employment other than for cause, incapacity or death, or Mr. Coleman terminates his employment for good reason, the Company will generally continue his base salary and benefits until expiration of the original term of the Employment Agreement and, to the extent any cash bonuses have been paid, Mr. Coleman will be entitled to an annual cash amount equal to the average annual cash bonuses until the expiration of the employment agreement term. In addition, all equity-based compensation held by Mr. Coleman will accelerate vesting and remain exercisable for the remainder of the term of the grant. If Mr. Coleman’s employment is terminated by the Company for cause, Mr. Coleman will be entitled to payment for any unpaid base salary and any additional non-contingent cash compensation earned prior to termination (including any equity-based compensation that has vested).

If Mr. Coleman’s employment is terminated by the Company during the term of the employment agreement as a result of incapacity, Mr. Coleman will be entitled to receive (i) 50% of his base salary for the shorter of the remainder of the employment agreement term or two years, (ii) any additional compensation (including equity-based compensation) that is vested on the date of termination, (iii) any other accrued benefits and (iv) continued medical, dental, life insurance and other benefits for 12 months following termination of employment. In addition, Mr. Coleman will be entitled to retain all grants of equity-based compensation (whether or not vested) made to him prior to the date of the termination of employment.

Subject to the attainment of applicable performance goals, exercisability or settlement of awards subject to the grants will be determined after the end of the applicable performance period specified in each grant as if Mr. Coleman had continued to be employed, and Mr. Coleman will be entitled to receive or exercise a percentage of each award determined based on the length of time he was employed prior to termination, and will receive credit for the shorter of (A) an additional year of service or (B) 50% of the remaining term of the Employment Agreement. The exercisable portion of any award will remain exercisable for the term of the grant.

If Mr. Coleman’s employment terminates during the term of the employment agreement as a result of death, his estate or beneficiary will generally be entitled to receive 12 months of additional base salary and equity-based compensation determined as in the case of incapacity above.

If the Company undergoes a change in control (as defined in the Employment Agreement), all equity-based compensation held by Mr. Coleman will accelerate vesting and remain exercisable for the remainder of the term of the grant. In addition, the Company will indemnify Mr. Coleman, on a fully grossed-up basis, for any tax imposed by Section 4999 of the Internal Revenue Code on “excess parachute payments” as defined in Section 280G of the Internal Revenue Code in connection with certain changes in control (whether or not they fall within the definition in the Employment Agreement).

The Company agreed to indemnify Mr. Coleman to the fullest extent permitted by law, against any claims or losses arising in connection with Mr. Coleman’s service to it or any affiliate. In addition, Mr. Coleman will be required to agree to non-solicitation and confidentiality provisions in the Employment Agreement.

The foregoing description of Mr. Coleman’s Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Amendments to Employment Agreements of Certain Executive Officers

In connection with Mr. Coleman’s appointment as President of the Company, the Company amended the employment agreements of Jeffrey Katzenberg, the Company’s Chief Executive Officer, Kristina M. Leslie, the Company’s Chief Financial Officer, Katherine Kendrick, the Company’s General Counsel, and Ann Daly, the Company’s Chief Operating Officer. Mr. Katzenberg’s employment agreement was amended to reflect that his new title will be Chief Executive Officer and that his title will no longer be that of Chief Executive Officer and President. The amendments to Ms. Leslie’s, Ms. Kendrick’s and Ms. Daly’s employment agreements provide that each will directly report to Mr. Coleman, as the Company’s President. Prior to such amendments, Ms. Leslie, Ms. Kendrick and Ms. Daly reported to the Company’s Chief Executive Officer and its Chairman of the Board. In addition, Ms. Daly’s employment agreement was also amended to change the vesting schedule of certain equity awards from seven years to five years.

The foregoing description of the amendments to Mr. Katzenberg’s, Ms. Leslie’s, Ms. Kendrick’s and Ms. Daly’s employment agreements is qualified in its entirety by reference to such amendments. Copies of the amendments are filed as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Form 8-K and are incorporated herein by reference.

Waivers of Equity Awards

On December 5, 2005, each of Roger Enrico, the Company’s Chairman of the Board, and Jeffrey Katzenberg, the Company’s Chief Executive Officer, entered into an agreement, at Mr. Enrico’s and Mr. Katzenberg’s initiative and request, that waives certain equity awards they would otherwise have been, subject to the approval of the Board’s Compensation Committee, entitled to receive under their respective employment agreements. Each of Messrs. Enrico and Katzenberg had initiated discussions with the Compensation Committee about his request to waive his rights to certain equity awards to accommodate Mr. Coleman’s salary and equity-based compensation. Under the terms of Mr. Enrico’s waiver, he acknowledges his waiver of his right to receive an annual equity award (and his right to receive a cash payment in lieu of such equity award) with an aggregate grant-date value of $2,000,000 for the fiscal year ended December 31, 2005. Under the terms of Mr. Katzenberg’s waiver, he acknowledges his waiver of his right to receive for the fiscal year ended December 31, 2006, subject to the approval of the Compensation Committee, an annual equity award with an aggregate grant-date value targeted at $5,000,000. The foregoing description of Messrs. Enrico’s and Katzenberg’s waiver agreements is qualified in its entirety by reference to such waiver agreements, which are attached as Exhibits 10.6 and 10.7 to this Form 8-K, respectively, and are incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Item 5.02(b), (c)

In assuming his new role as the President of the Company, Mr. Coleman resigned from the Company’s Board. A copy of the press release announcing the appointment of Mr. Coleman as President is attached hereto as Exhibit 99.1.

Mr. Coleman, 63, has been a director of the Company’s Board since October 2004, and is the retired founding president of the Gordon and Betty Moore Foundation, a multi-billion dollar philanthropic foundation, founded in November 2000. A San Francisco native and a Stanford University economics graduate, Mr. Coleman worked in the banking industry for 37 years. In November 2000, he resigned as chairman of the board of Banc of America Securities LLC, a subsidiary of Bank of America Corporation after having served in that position since joining Banc of America Securities LLC in December 1995. Prior to that, he spent ten years at BankAmerica Corporation where he held various positions including Vice Chairman of the Board and Chief Financial Officer, head of World Banking Group and head of Capital Markets. Previous to that he spent thirteen years with Wells Fargo & Co. in a variety of wholesale and retail banking positions. He serves on the boards of directors of Chiron Corporation, Northrop Grumman Corporation and Regal Entertainment Group.

The material terms of Mr. Coleman’s Employment Agreement are disclosed in Item 1.01 on this Form 8-K and are incorporated by reference herein. Other than the Employment Agreement, there is no other arrangement or understanding between Mr. Coleman and any other person pursuant to which he was selected to become President of the Company, nor are there any transactions between the Company and Mr. Coleman that are reportable under Item 404(a) of Regulation S-K. No “family relationship,” as that term is defined in Item 401(d) of Regulation S-K, exists among Mr. Coleman and any director, nominee for election as a director or executive officer of the Company.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Item 5.03(a)

In connection with Mr. Coleman’s appointment as President of the Company, the Board approved and adopted Amended and Restated By-Laws. The Company amended Section 8 of Article II and Article V (including adding a new Section 4) to its by-laws to reflect the appointment of a President to the Company’s management. The text of the Company’s Amended and Restated By-Laws in its entirety reflecting the amendments to Articles II and V is set forth in Exhibit 3.2 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description

3.2	Amended and Restated By-Laws of DreamWorks Animation SKG, Inc.

10.1	Employment Agreement, dated December 5, 2005, between DreamWorks Animation SKG, Inc. and Lewis W. Coleman.

10.2	Second Amendment, effective as of December 5, 2005, to the Employment Agreement, dated as of October 8, 2004, as amended on November 1, 2004, between Jeffrey Katzenberg and DreamWorks Animation SKG, Inc.

10.3	Second Amendment, effective as of December 5, 2005, to the Employment Agreement, dated as of October 8, 2004, as amended on June 22, 2005, between Kristina M. Leslie and DreamWorks Animation SKG, Inc.

10.4	Second Amendment, effective as of December 5, 2005, to the Employment Agreement, dated as of October 8, 2004, as amended on June 22, 2005, between Katherine Kendrick and DreamWorks Animation SKG, Inc.

10.5	First Amendment, effective as of December 5, 2005, to the Employment Agreement dated as of October 8, 2004, between Ann Daly and DreamWorks Animation SKG, Inc.

10.6	Waiver, effective as of December 5, 2005, to the Employment Agreement, dated as of October 8, 2004, between Roger Enrico and DreamWorks Animation SKG, Inc.

10.7	Waiver, effective as of December 5, 2005, to the Employment Agreement, dated as of October 8, 2004, as amended, between Jeffrey Katzenberg and DreamWorks Animation SKG, Inc.

99.1	Press release issued by DreamWorks Animation SKG, Inc. on December 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: December 7, 2005	By:	/s/ KATHERINE KENDRICK
Katherine Kendrick, Esq.
General Counsel and Corporate
Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated By-Laws of DreamWorks Animation SKG, Inc.

10.1	Employment Agreement, dated December 5, 2005, between DreamWorks Animation SKG, Inc. and Lewis W. Coleman.

10.2	Second Amendment, effective as of December 5, 2005, to the Employment Agreement, dated as of October 8, 2004, as amended on November 1, 2004, between Jeffrey Katzenberg and DreamWorks Animation SKG, Inc.

10.3	Second Amendment, effective as of December 5, 2005, to the Employment Agreement, dated as of October 8, 2004, as amended on June 22, 2005, between Kristina M. Leslie and DreamWorks Animation SKG, Inc.

10.4	Second Amendment, effective as of December 5, 2005, to the Employment Agreement, dated as of October 8, 2004, as amended on June 22, 2005, between Katherine Kendrick and DreamWorks Animation SKG, Inc.

10.5	First Amendment, effective as of December 5, 2005, to the Employment Agreement dated as of October 8, 2004, between Ann Daly and DreamWorks Animation SKG, Inc.

10.6	Waiver, effective as of December 5, 2005, to the Employment Agreement, dated as of October 8, 2004, between Roger Enrico and DreamWorks Animation SKG, Inc.

10.7	Waiver, effective as of December 5, 2005, to the Employment Agreement, dated as of October 8, 2004, as amended, between Jeffrey Katzenberg and DreamWorks Animation SKG, Inc.

99.1	Press release issued by DreamWorks Animation SKG, Inc. on December 5, 2005.